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                                                                       Exhibit 1
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                             JOINT FILING AGREEMENT
                             ----------------------

         In connection with the beneficial ownership of shares of common stock, $1.00 par value, of Trinity Industries, Inc., Thrall Investment Company, L.L.C., a Delaware limited liability company, Thrall Investment Company II, L.L.C., a Delaware limited liability company, Thrall Car Management Company, Inc., a Delaware corporation, and Craig J. Duchossois hereby agree to the joint filing on behalf of such persons of all filings, including the filing of a Schedule 13D and all amendments thereto under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), required under the Exchange Act pursuant to which joint filing statements are permitted.

         IN WITNESS WHEREOF, the undersigned have caused this Joint Filing Agreement to be executed as of August 12, 2002.

                                   THRALL INVESTMENT COMPANY, L.L.C.

                                   By:  /s/ Robert L. Fealy
                                        ---------------------------------------
                                        Name:  Robert L. Fealy
                                        Title: Chief Operating Officer, Chief
                                               Financial Officer and Treasurer


                                   THRALL INVESTMENT COMPANY II, L.L.C.

                                   By:  /s/ Robert L. Fealy
                                        ---------------------------------------
                                        Name:  Robert L. Fealy
                                        Title: Chief Operating Officer, Chief
                                               Financial Officer and Treasurer


                                   THRALL CAR MANAGEMENT COMPANY, INC.

                                   By:  /s/ Robert L. Fealy
                                        ---------------------------------------
                                        Name:  Robert L. Fealy
                                        Title: Vice President


                                    /s/ Craig J. Duchossois
                                   --------------------------------------------
                                   Craig J. Duchossois